Exhibit 10.2

Textron Financial Corporation, Subsidiary of Textron Inc.

WHOLESALE SECURITY AGREEMENT

This Wholesale Security Agreement (this “Agreement”) is entered into, as of the date set forth below, by the debtor identified below (“Debtor”) and Textron Financial Corporation (“Secured Party”).  For purposes of this Agreement, any party which controls, is controlled by, or is under common control with Debtor or Secured Party, shall be deemed an affiliate of Debtor or Secured Party, as appropriate.

1.                                       Grant of Security Interest; Description of Collateral.

Debtor grants to Secured Party and its affiliates a security interest in the following property (collectively, the “Collateral”):

See Attached Exhibit A

2.                                       Promise to Pay.

Debtor promises to pay to Secured Party the original invoice cost (“Invoice Cost”) of each item of Collateral financed or refinanced for Debtor by Secured Party pursuant to terms letters, finance plans or otherwise (in all cases, a “Finance Plan”), together with interest and charges on the Invoice Cost as specified in the applicable Finance Plan and this Agreement (collectively, the “Total Debt”).  All payments hereunder and under each Finance Plan shall be made payable to Secured Party and delivered to the address specified by Secured Party from time to time.  Each payment received from Debtor by Secured Party shall be applied:  first, to the portion of the Total Debt attributable to items of Collateral which have been disposed of by Debtor, in the order in which such items of Collateral were invoiced to Debtor (the “Order of Invoicing”); second, to the portion of the Total Debt then due and owing attributable to other items of Collateral in their Order of Invoicing; and, third, the excess, if any, shall be held by Secured Party as security for the payment of all other obligations of Debtor and/or its affiliates secured by the Collateral.  With respect to any particular item of Collateral, payments received by Secured Party from Debtor which are allocable thereto shall be applied:  first, to accrued and unpaid late charges and interest owing hereunder and under any applicable Finance Plan with respect to such item of Collateral; and, second, to the then outstanding Invoice Cost of such item of Collateral.

3.                                       Obligations Secured by the Collateral.

Each item of Collateral shall secure the payment and performance by Debtor and/or its affiliates of all present and future indebtedness and obligations of Debtor and/or its affiliates, of every kind and nature whatsoever, owing to Secured Party and/or its affiliates.  Debtor acknowledges that Secured Party shall be entitled to a purchase money security interest in the items of Collateral financed by Secured Party for Debtor and agrees that the extent of Secured Party’s purchase money priority in any such item of Collateral shall be determined, at any time, by reference to the unpaid Total Debt attributable to such item of Collateral.

4.                                       Collateral to Remain Personal Property; Location of Collateral.

Debtor agrees that the Collateral shall at all times remain personal property, shall not become affixed to or form a part of any real estate, and shall be located at Debtor’s place(s) of business set forth below.  Debtor shall not remove any of the Collateral from such location(s) (including moving any of the Collateral between or among such locations) or change its principal place of business without the prior written consent of Secured Party.

5.                                       Disclaimer of Warranties; Unconditional Nature of Obligations.

DEBTOR HEREBY ACKNOWLEDGES AND AGREES THAT:  (a) SECURED PARTY IS NOT THE MANUFACTURER OR THE SELLER OF THE COLLATERAL; AND (b) SECURED PARTY HAS NOT MADE ANY WARRANTY OR REPRESENTATION WITH RESPECT TO THE COLLATERAL OF ANY NATURE OR KIND WHATSOEVER, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE MERCHANTABILITY OF THE COLLATERAL, ITS FITNESS FOR A PARTICULAR PURPOSE, ITS COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS OR ITS NON-INFRINGEMENT OF THE RIGHTS OF OTHERS.  Debtor agrees that it shall give notice to Secured Party of any defect or non-conformity in any shipment of the Collateral financed by Secured Party, or any claim of a right to reject or revoke acceptance of such Collateral for any reason, no later than five (5) days after delivery of such Collateral.  NOTWITHSTANDING SUCH NOTICE, DEBTOR AGREES THAT ITS OBLIGATIONS TO SECURED PARTY WITH RESPECT TO SUCH COLLATERAL SHALL BE ABSOLUTE AND UNCONDITIONAL AT ALL TIMES AFTER SECURED PARTY HAS ADVANCED OR COMMITTED TO ADVANCE ALL OR ANY PART OF THE INVOICE COST OF SUCH COLLATERAL TO THE SELLER THEREOF.

6.                                       Debtor’s Representations, Warranties and Agreements.

Debtor represents and warrants to Secured Party that:  Debtor lawfully possesses and owns each item of Collateral financed or refinanced by Secured Party for Debtor; except for the security interest granted hereby, the Collateral is free from, and will remain free from, all liens, claims, security interests or other encumbrances; no financing statement covering the Collateral or its proceeds is on file in favor of any party other than Secured Party; all information supplied and statements made by Debtor in any financial or accounting statement or application for credit delivered to Secured Party at any time is, or shall be, true, correct, complete and genuine when delivered and there has been no material adverse change in the Debtor’s credit worthiness, financial position or in the information provided by Debtor to Secured Party in the credit application or otherwise from the date of submission of such information through the date of Debtor’s signing of this Agreement.  Debtor agrees:  to defend, at Debtor’s own expense, any action, proceeding or claim affecting the Collateral; to pay attorneys’ fees and all other expenses incurred by Secured Party in enforcing its rights after Debtor’s default hereunder; to pay promptly all taxes, assessments, license fees and other public or private charges when levied or assessed against the Collateral, this Agreement, any Finance Plan or payments to be made in connection therewith (such obligation shall survive the termination of this Agreement); that if a certificate of title is required by law with respect to any item of Collateral, Debtor shall obtain such certificate and shall note the security interest of Secured Party thereon and, in any event, shall do everything necessary or expedient to preserve or perfect the security interest of Secured Party therein; that Debtor will not misuse, fail to keep in good repair, secrete or, except as herein expressly permitted, rent, lend, encumber or otherwise transfer any of the Collateral, or use the Collateral for any purpose other than for display or demonstration on Debtor’s premises without the prior written consent of Secured Party; and that Secured Party may enter upon Debtor’s premises at any reasonable time to inspect the Collateral and Debtor’s books and records pertaining to the Collateral with the full cooperation and assistance of Debtor.

7.                                       Disposition of Collateral by Debtor; Release of Lien.

Debtor is a merchant engaged in the business of selling the Collateral and other personal property of a kind similar to the Collateral.  Both Debtor and Secured Party intend for Debtor to sell the Collateral, but only in the ordinary course of its business as Debtor normally sells such Collateral.  Therefore, Debtor may sell any item of Collateral provided that:  (a) Debtor is not in default hereunder, (b) the price obtained for such item of Collateral is not less than the unpaid Total Debt attributable thereto and (c) Debtor holds all of the proceeds of any such sale in trust for, and promptly remits the unpaid Invoice Cost of such item of Collateral to, Secured Party.  Debtor acknowledges that Secured Party may extend financial accommodations, in an amount equal to all or a portion of the Debtor’s sales price, to the purchaser or lessee of an item of Collateral from Debtor.  In such a case, the unpaid Invoice Cost of such item of Collateral and the amount to be financed by Secured Party may be offset against one another to determine the amount payable by or to Debtor.

8.                                       Insurance and Risk of Loss.

At all times during the term of this Agreement, Debtor shall bear the entire risk of loss or destruction of, or damage to, the Collateral.  Debtor will procure and continuously maintain “all risk” property insurance covering each item of Collateral for the full replacement value thereof, plus such other insurance as Secured Party may reasonably specify from time to time.  Each policy of insurance shall contain a standard Lender’s Loss Payable Endorsement in favor of Secured Party, providing for, among other things, thirty (30) days prior written notice to Secured Party of any cancellation, non-renewal or modification of such coverage.  Secured Party’s acceptance of policies in lesser amounts in one instance shall not be a waiver of Debtor’s obligations hereunder in any other instances.

9.                                       Events of Default; Acceleration.

Debtor and Secured Party acknowledge that time is of the essence in this Agreement.  The following are events of default under this Agreement permitting Secured Party to take such action under Paragraph 10 of this Agreement as Secured Party deems necessary:

(a)                                any of Debtor’s obligations owing to Secured Party and/or any affiliate of Secured Party under this Agreement, any Finance Plan or any other agreement are not paid or performed as required; provided, that, so long as such default does not involve a misrepresentation or false statement, the Debtor shall have (x) five (5) business days to cure a default based upon a failure to pay any amount when due (including, without limitation, principal, interest, fees and/or expenses) and (y) twenty (20) business days to cure any other default if such default is able to be cured. Any cure period shall commence upon the date such payment or performance is due;

(b)                             Default by Debtor or any guarantor or other party liable for any of Debtor’s and/or its affiliates’ obligations to Secured Party in the payment of any other material indebtedness for borrowed money or default in the observance or performance of any material covenant or condition (including, without limitation, any financial covenants) contained in any agreement or instrument evidencing, securing, or relating to any such indebtedness (including, without limitation, any Event of Default under the Other Credit Facility (hereafter defined));

(c)                                there occurs a default by any affiliate of Debtor under any agreement with Secured Party and/or any affiliate of Secured Party;

(d)                               any sale or other disposition of the Collateral is made by Debtor other than in compliance with Paragraph 7 hereof;

(e)                                Debtor breaches any material (as determined by Secured Party in its reasonable discretion) representation, warranty or covenant contained herein or in any other instrument or agreement delivered by Debtor to Secured Party or any affiliate of Secured Party in connection with this Agreement or any other transaction;

(f)                                  Debtor dies, ceases to do business as a going concern or there occurs a material change in the ownership or management of Debtor’s business;

(g)                               any substantial part (as determined by Secured Party in its reasonable discretion) of the Collateral is lost, damaged or destroyed and Debtor fails to pay to Secured Party, within five (5) days thereafter, the unpaid Invoice Cost of such Collateral;

(h)                               Debtor becomes insolvent or bankrupt; makes an assignment for the benefit of creditors or consents to the appointment of a trustee or receiver; a trustee or a receiver is appointed for Debtor or for a substantial part of its property without its consent and such trustee or receiver is not removed within a period of thirty (30) days; bankruptcy, reorganization or insolvency proceedings are instituted by or against Debtor and, if instituted against Debtor, are not dismissed within a period of thirty (30) days; or if any of the foregoing occurs with respect to any guarantor or other party liable for any of Debtor’s and/or its affiliates obligations to Secured Party and/or its affiliates;

(i)                                   all or any part of the Collateral is attached, levied or seized upon in any proceeding and such process is not discharged within ten (10) days;

(j)                                   Secured Party believes in good faith that the prospect of payment or performance of Debtor’s and/or its affiliates obligations to Secured Party and/or its affiliates is impaired, whether by reason of a material adverse change in the business prospects or financial condition of Debtor or otherwise, or, in good faith, believes that the Collateral is insufficient security for Debtor’s obligations to Secured Party;

(k)                                any guarantor, surety or endorser for any of Debtor’s and/or its affiliates obligations to Secured Party and/or its affiliates dies, defaults in any obligation or liability owing to Secured Party or any affiliate of Secured Party, or any guaranty of the obligations secured hereby is terminated; or

(l)

without the prior written consent of Secured Party, the covenants in the financing arrangement agented by Bank of America or its affiliates (or any successor agent) (the “Other Credit Facility”) shall be materially different (as determined by Secured Party in its reasonable discretion) than the financial covenants set forth on Schedule 9(l) hereof (the “Agreed Financial Covenants”). For the avoidance of doubt and without limiting the generality of the foregoing sentence, any (x) termination or expiration of the Other Credit Facility and/or (y) refinancing of the Other Credit Facility (if such new credit facility does not contain the Agreed Financial Covenants (or other financial covenants which are not materially different than the Agreed Financial Covenants)) without the prior written consent of Secured Party shall be considered an additional event of default.

If Debtor is in default hereunder, the indebtedness herein described and all other debts then owing by Debtor to Secured Party and/or its affiliates under this Agreement or any other present or future agreement shall, if Secured Party or any such affiliate shall so elect, become immediately due and payable.

10.                                 Secured Party’s Remedies After Default; Consent to Enter Premises.

Upon a default hereunder, and then and at any time thereafter, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code and any other applicable laws, including the right to collect from Debtor any deficiency remaining after disposition of the Collateral.  Debtor agrees that Secured Party may, by itself or through an agent, without notice to any person and without judicial process of any kind, but without breaching the peace, enter into any premises or upon any land owned, leased or otherwise under the apparent control of Debtor where Secured Party believes the Collateral may be, and disassemble, render unusable and/or repossess all or any items of the Collateral. Debtor expressly waives all rights to possession of the Collateral after default and all claims for injuries suffered through or loss caused by such entering and/or repossession by Secured Party.  Debtor shall, upon demand by Secured Party, assemble the Collateral and return it to Secured Party at a place designated by Secured Party.  Secured Party will give Debtor reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale of the Collateral or any other intended disposition thereof is to be made.  The requirement of reasonable notice shall be met if such notice is mailed to the notice address of Debtor shown herein at least ten (10) days before the time of the sale or other disposition of the Collateral.  Debtor agrees that the repurchase of any item of Collateral by the manufacturer or any distributor thereof shall constitute a commercially reasonable private sale of the Collateral by Secured Party, if the price obtained is equal to:  (a) the then outstanding Invoice Cost of such item of Collateral, minus (b) amounts incurred, if any, to restore such item of Collateral to the equivalent of unused condition.  Expenses of retaking, holding, preparing for sale, selling and the like shall include attorney’s fees and other reasonable legal expenses.  Debtor understands that Secured Party’s rights are cumulative and not alternative.

11.                                 Waiver of Defaults; Agreement Inclusive.

Secured Party may, in its sole discretion, waive a default or cure a default at Debtor’s expense.  Any such waiver in any particular instance or any waiver of a particular default shall not be a waiver of any other defaults at the same time or at any other time.  No modification or change in this Agreement, or supplement hereto, shall bind Secured Party unless in writing and signed by an authorized officer of Secured Party.

12.                                 Financing Statements; Financial Information.

Debtor shall execute all financing statements or other instruments which Secured Party reasonably deems to be necessary or appropriate to protect and perfect its security interest in the Collateral.  Debtor authorizes Secured Party to file a financing statement with respect to the Collateral signed only by Secured Party and/or to file a reproduction of this Agreement or a reproduction of a financing statement.  Debtor will deliver to Secured Party, within ninety (90) days after the close of each fiscal year of Debtor, Debtor’s balance sheet and statement of income (“Financial Statements”), certified by a recognized firm of certified public accountants as having been prepared in accordance with generally accepted accounting principles and as presenting fairly the financial condition of Debtor as of the date thereof and for the period then ended.  Upon request, Debtor will deliver to Secured Party, within ninety (90) days after the close of each fiscal quarter of the Debtor, copies of Debtor’s quarterly Financial Statements certified by the chief financial officer of Debtor as presenting fairly the financial condition of Debtor as of the date thereof and for the period then ended.

13.                                 Miscellaneous.

Any provisions hereof contrary to, prohibited by, or invalid under applicable law, shall be inapplicable hereto, deemed omitted herefrom, and shall not invalidate the remaining provisions hereof.  Secured Party may establish a credit limit for Debtor in an aggregate amount not to exceed Twenty Million and 00/100 Dollars ($20,000,000); provided, that, Secured Party may adjust such credit limit from time to time in its sole discretion.  Such credit limit will not constitute a committed line of credit. It is the intention of Secured Party not to charge interest pursuant to the Finance Plans at a rate in excess of the highest rate permitted by applicable law.  In making such determination, interest on any outstanding loan amount shall be spread over the entire period that such loan amount is outstanding.  Any such excess charges paid by Debtor to Secured Party shall be applied to reduce the applicable loan amount outstanding or refunded to Debtor, as appropriate.  Debtor acknowledges receipt of a true copy hereof and waives notice of Secured Party’s acceptance hereof.  If Debtor is a corporation, Debtor represents that this Agreement is executed pursuant to authority of its Board of Directors and constitutes the valid and binding obligation of Debtor.  If more than one party executes this Agreement as Debtor, their obligations under this Agreement are joint and several.  Debtor may not assign its rights or delegate its obligations hereunder without the prior written consent of Secured Party.  All notices hereunder shall be in writing and delivered or sent to the respective addresses set forth herein, or such other address as either Secured Party or Debtor may hereafter designate to the other.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Rhode Island, without reference to applicable conflict of law principles.  Each of the parties hereto consents to the non-exclusive jurisdiction of Rhode Island courts in connection with the resolution of any disputes concerning the matters contemplated herein.

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                The parties hereto have executed this Agreement as of August 21, 2002.

SECURED PARTY:		DEBTOR:

TEXTRON FINANCIAL CORPORATION, for itself and as agent for its affiliates		FLEETWOOD RETAIL CORP. OF ARKANSAS, an Arkansas corporation
FLEETWOOD RETAIL CORP. OF GEORGIA, a Georgia corporation
FLEETWOOD RETAIL CORP. OF ILLINOIS, a Illinois corporation
By:	/s/ CINDI RUTLEDGE	FLEETWOOD RETAIL CORP. OF KANSAS, a Delaware corporation
Print Name:	CINDI RUTLEDGE	FLEETWOOD RETAIL CORP. OF LOUISIANA, a Louisiana corporation
Print Title:	AVP	FLEETWOOD RETAIL CORPORATION OF MISSOURI, a Missouri corporation
FLEETWOOD RETAIL CORP. OF OHIO, a Ohio corporation
FLEETWOOD HOME CENTERS OF NEVADA, INC., a Nevada corporation
FLEETWOOD RETAIL CORP. OF OKLAHOMA, a Oklahoma corporation
FLEETWOOD RETAIL CORP. OF SOUTH CAROLINA, a South Carolina corporation
FLEETWOOD RETAIL CORP. OF WEST VIRGINIA, a West Virginia corporation
FLEETWOOD RETAIL CORP. OF WASHINGTON, a Delaware corporation

		By:	/s/ : BOYD R. PLOWMAN
		Print Name:	BOYD R. PLOWMAN
		Print Title:	AS SR. V.P. FOR EACH OF THE FOREGOING DEBTORS

Secured Party’s address for notices:	P.O. Box 3090 Alpharetta, GA 30023	WITNESS FOR DEBTORS SIGNATURE:

Name:
Debtor’s trade names (if any):		Home Address:

Debtor’s principal place of business and address for notices:
Debtor’s other places of business where the collateral may be located:
		Street:	3125 MYERS STREET
Street:	SEE EXHIBIT B	City:	RIVERSIDE	State:	CA
City:		County:	Zip:	92503
County:	Zip:
Name (s) of Debtor’s other partner(s) (if applicable):
Street:
City:
County:	Zip: